Exhibit 99.1

CONYERS PARK ACQUISITION CORP. AND ATKINS NUTRITIONALS, INC. COMPLETE

BUSINESS COMBINATION TO FORM THE SIMPLY GOOD FOODS COMPANY

The Simply Good Foods Company Will Trade on NASDAQ Under “SMPL” and “SMPL.W”

FOR IMMEDIATE RELEASE

Greenwich, CT and Denver, CO, July 7, 2017 – Conyers Park Acquisition Corp. (NASDAQ: CPAA) (“Conyers Park”), a publicly traded special purpose acquisition company, and an affiliate of Atkins Nutritionals, Inc. (“Atkins”), a leading developer, marketer and seller of branded nutritional food and snacking products, announced today that they have completed their business combination. The transaction had been previously unanimously approved by the board of directors of Conyers Park and was approved at a special meeting of Conyers Park’s stockholders on July 5, 2017. Per the terms of the merger agreement, Conyers Park and Atkins have combined under a new holding company, The Simply Good Foods Company (“Simply Good Foods”). The common stock and warrants of Simply Good Foods will be listed on the NASDAQ stock exchange beginning July 10, 2017 under the symbols “SMPL” and “SMPL.W,” respectively.

As previously announced, along with the $402.5 million of cash held in Conyers Park’s trust account raised from its IPO in July 2016, $100 million of capital for the acquisition was received from investors including certain funds managed by Fidelity Management and Research Company or its affiliates, one or more funds managed by Capital Research and Management Company, and certain funds and accounts advised by T. Rowe Price Associates, Inc. Following the closing, the stock ownership of Simply Good Foods includes Conyers Park’s previous public shareholders (57%), certain previous equity owners of Atkins, including affiliates of Roark Capital Group (“Roark”) (13%), Conyers Park Founders (14%), and the common stock private placement investors (14%). Jim Kilts and Dave West, executive founders of Conyers Park and long-time business leaders in the consumer food sector, will serve as Chairman and Executive Vice Chairman of Simply Good Foods, respectively. Joseph Scalzo, President and Chief Executive Officer of Atkins, will continue in this role leading Simply Good Foods.

Jim Kilts stated, “Simply Good Foods has many exciting opportunities for growth within the snacking space and broader food category and we are excited to make this step in our evolution. The Company is well positioned given its loyal Atkins® brand consumer base, strong leadership, dedicated team members, and relevance with key retailers. We are eager to work with the management team and the new Simply Good Foods board members applying our consumer products expertise to assist in its future business progression.”

Dave West said, “Atkins, an iconic American brand for consumers who are focused on overall health and wellness, is the first part of what we believe will be a platform for growth in consumer products over the long-term. Joe and his team have done a tremendous job consistently delivering operational and financial results, and we are excited to partner with an innovative, growing company that has significant reach and potential long into the future.”

Joseph Scalzo added, “We have a solid foundation for continued growth with our combination of consistent growth, high free cash flow, unique brand attributes, shelf leadership, and industry tailwinds. Going forward, we believe our prospects for continued growth are very compelling and we look forward to teaming with Conyers Park to create shareholder value at Simply Good Foods.”

Brian Ratzan, also an executive founder of Conyers Park, concluded, “We expect Simply Good Foods to be active in future packaged foods M&A as we leverage the scalable platform we have created including our best-in-class, core competencies in product development and marketing.”

Upon completion of the transaction, the board of directors of Simply Good Foods consists of Jim Kilts as Chairman, Dave West as Executive Vice Chairman, Joseph Scalzo, Clayton C. Daley, Jr., Nomi P. Ghez, James E. Healey, Arvin “Rick” Kash, Richard T. Laube, Robert G. Montgomery, and Brian Ratzan.

Goldman Sachs & Co. acted as placement agent for the common stock private placement in connection with the transaction. The transaction included committed debt financing from Barclays and Goldman Sachs & Co. Deutsche Bank Securities Inc. acted as financial and capital markets advisor to Atkins. Kirkland & Ellis LLP acted as legal advisor to Conyers Park. King & Spalding LLP acted as legal advisor to Atkins.

About The Simply Good Foods Company

The Simply Good Foods Company, or “Simply Good Foods”, is the company created by the business combination of Conyers Park Acquisition Corp., with executive founders Jim Kilts and Dave West, long-time business leaders in the consumer products sector, and NCP-ATK Holdings, Inc. Today, its highly-focused product portfolio consists primarily of nutrition bars, ready-to-drink shakes, snacks, confectionery products and frozen meals marketed under the Atkins®, SimplyProtein®, Atkins Endulge® and Atkins Harvest Trail brand names. Simply Good Foods will look to expand its platform through investment opportunities in the snacking space and broader food category. Over time, Simply Good Foods aspires to become a portfolio of brands that bring simple goodness, happiness and positive experiences to consumers and their families. For more information, visit www.thesimplygoodfoodscompany.com.

About Atkins Nutritionals, Inc.

Atkins Nutritionals, Inc. is a growing developer, marketer and seller of branded nutritional food and snacking products. Its highly-focused product portfolio consists primarily of nutrition bars, ready-to-drink shakes, snacks, confectionery products and frozen meals marketed under the Atkins®, Atkins Endulge®, and Atkins Harvest Trail brand names. Over the past 45 years, Atkins has become an iconic American brand rooted in the nutritional principles of reduced sugar and carbohydrates, with optimal protein and good fats. Atkins products are available online at Atkins.com and in more than 43,000 locations throughout the U.S. and internationally. To learn more about Atkins, visit www.atkins.com.

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About Conyers Park Acquisition Corp.

Conyers Park was a special purpose acquisition company that completed its initial public offering in July 2016. Conyers Park was sponsored by Conyers Park LLC, which was formed for the express purpose of acting as the sponsor for Conyers Park. Conyers Park LLC is an affiliate of Centerview Capital, an investment company founded in 2006 by Mr. Jim Kilts, former Chairman of the Board, Chief Executive Officer, and President of Gillette, former Vice Chairman of the Board of The Procter & Gamble Company, former President and Chief Executive Officer of Nabisco, former Executive Vice President of The Philip Morris Companies, former President of Kraft USA and Oscar Mayer, and former Chairman of the Board of Nielsen Holdings N.V., and Mr. Dave West, former Chief Executive Officer and President of Big Heart Pet Brands (formerly known as Del Monte Foods), former Chief Executive Officer, President and a director of Hershey, former Chief Operating Officer, Chief Financial Officer, Chief Customer Officer, and Senior Vice President of Strategy and Business Development of Hershey, and former Senior Vice President, Finance, and Vice President, Corporate Strategy and Business Planning of Nabisco Biscuit and Snacks group. For more information, please visit www.centerviewcapital.com/conyers-park.

About Roark Capital

Roark focuses on franchised and multi-unit business models in the retail, restaurant, consumer and business services sectors. Since inception, affiliates of Roark have invested in 59 franchise/multi-unit brands, which have generated $24 billion in annual system revenues from 27,000 locations in 50 states and 78 countries. Roark's current brands include Anytime Fitness, Arby's, Atkins, Batteries Plus Bulbs, CKE Restaurants (the owner of Carl Jr.'s and Hardee's), Corner Bakery, Driven Brands (the owner of Maaco, Meineke, CARSTAR, 1-800 Radiator and Take 5 Oil Change), Drybar, FOCUS Brands (the owner of Auntie Anne's Pretzels, Carvel Ice Cream, Cinnabon, McAlister's Deli, Moe's Southwest Grill, and Schlotzsky's), Great Expressions Dental Centers, Il Fornaio, Jimmy John's, Massage Envy, Miller's Ale House, Naf Naf Grill, Orangetheory Fitness, Pet Retail Brands (the owner of Pet Supermarket and Pet Valu), Primrose Schools, and Waxing the City. For more information, please visit www.roarkcapital.com.

Forward Looking Statements

This communication includes “forward-looking statements” regarding Simply Good Foods that reflect the current views of management that are based on information currently available. This information is, where applicable, based on estimates, assumptions and analyses that Simply Good Foods believes, as of the date hereof, provide a reasonable basis for the information contained herein. Forward-looking statements can generally be identified by the use of forward-looking words such as “may,” “will,” “could,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “continue,” “potential”, “prospects” or other similar words, and include statements regarding the plans, strategies, objectives, targets, and expected financial performance of Simply Good Foods. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside the control of Simply Good Foods, including those described in the prospectus of Simply Good Foods dated June 15, 2017. There may be additional risks that Simply Good Foods does not presently know or that it currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Actual results, performance or achievements may differ materially and potentially adversely from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as such statements are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties, and other factors, many of which are beyond the control of Simply Good Foods. All information herein speaks only as of the date hereof. Simply Good Foods undertakes no duty to update or revise the information contained herein, publicly or otherwise.

For inquiries regarding The Simply Good Foods Company, please contact:

Katie Turner/ Rachel Perkins

ICR

646-277-1228

Katie.turner@icrinc.com

Rachel.perkins@icrinc.com

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